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                                EXHIBIT 10.17.2


                              CONSULTING AGREEMENT


     THIS AGREEMENT, made and entered into this 31st day of July, 1992, by and between ROBERTS PROPERTIES BENTLEY PLACE, L.P., a Georgia limited partnership (the "Partnership") and ROBERTS PROPERTIES GROUP, INC., a Georgia corporation (the "Holding Company"),


                              W I T N E S S E T H:


     WHEREAS, the Partnership has acquired certain real property (the "Property") described in the Partnership's Prospectus dated January 20, 1992 (the "Prospectus"), and the Partnership intends to develop, own and operate a 117-unit condominium community (the "Community") on the Property; and

     WHEREAS, the Partnership desires that the Holding Company perform certain consulting services for the Partnership;

     NOW, THEREFORE, the parties hereto hereby agree as follows:


     If the Partnership elects to sell the Community or any portion thereof, the Holding Company shall be entitled to select a licensed real estate brokerage firm, including itself if so licensed or any company affiliated with the Holding Company, to have an exclusive listing of the Community at a sales price to be determined by the Partnership, at a commission rate not to exceed three percent (3%) of the property sold, to be paid upon closing. The listing granted herein shall be for a period of three (3) years following the giving of notice by the Partnership to the Holding Company of its intention to sell the Community, or the applicable portion thereof. In lieu of the foregoing, the Holding Company or its affiliate may render consulting services in connection with the sale of the Community or any portion thereof and receive a consulting fee upon such sale not to exceed three percent (3%) of the property sold, to be paid upon closing.

     IN WITNESS WHEREOF, the parties hereto have executed this agreement as of the date first above written.

                                  ROBERTS PROPERTIES BENTLEY PLACE, L.P.,
                                  A Georgia Limited Partnership


                                  By:  /s/  Charles S. Roberts
                                       -----------------------------------------
                                       Charles S. Roberts, General Partner


                                  ROBERTS PROPERTIES GROUP, INC.,
                                  a Georgia Corporation


                                  By:  /s/  Charles S. Roberts
                                       -----------------------------------------
                                       Charles S. Roberts, President